UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             November 2, 2005

Vision-Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-20970	13-3430173
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9 Strathmore Road, Natick, MA	01760
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     508 650-9971

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  REGULATION FD DISCLOSURE

The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosure” and Item 2.02, “Disclosure of Results of Operations and Financial Condition.”

                On November 2, 2005, Vision-Sciences, Inc. announced its financial results for the second quarter of the fiscal year ending March 31, 2006.  The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

                (c) Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release issued by Vision-Sciences, Inc. on November 2, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISION-SCIENCES, INC.

Date: November 3, 2005	By:	/s/ James A. Tracy
James A. Tracy
Vice President Finance and
Chief Financial Officer